COMMITMENTS AND CONTINGENCIES - Purchase Commitments (Details) - Purchase commitment - Schedule of outstanding purchase commitments in relation to bandwidth and cabinet capacity ¥ in Thousands	Dec. 31, 2024 CNY (¥)
COMMITMENTS AND CONTINGENCIES
2025	¥ 781,071
2026	283,591
2027	164,957
2028	128,518
2029	1,717
2030 and thereafter	1,463
Commitments to purchase	¥ 1,361,317